UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund

Semiannual Report
1.31.09

Ticker | **HPI**

Portfolio summary

Top 10 equity issuers[1]

Nexen, Inc.	4.8%	Interstate Power & Light Co.	3.6%

FPC Capital I	4.2%	Telephone & Data Systems, Inc.	3.5%

Comcast Corp.	3.8%	HSBC	3.4%

PPL	3.7%	Georgia Power	2.9%

Viacom, Inc.	3.7%	Wells Fargo	2.8%

Industry distribution[1,2]

Electric utilities	28%	Consumer finance	4%

Diversified financial services	9%	Movies & entertainment	4%

Diversified banks	9%	Broadcasting & cable TV	3%

Life & health insurance	6%	Real estate investment trusts	3%

Wireless telecommunication services	5%	Regional banks	3%

Investment banking & brokerage	5%	Gas utilities	2%

Multi-utilities	5%	Agricultural products	2%

Oil & gas exploration & production	5%	Other	7%

Country concentrations[1]

United States	87%	United Kingdom	4%

Canada	5%	Spain	1%

Netherlands	3%

1 As a percentage of the Fund’s total investments on January 31, 2009.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Preferred Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 1-31-09 (unaudited)

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 10.07%					$33,521,285

(Cost $42,736,820)

Diversified Banks 0.79%					2,625,000

Lloyds TSB Bank PLC,
Sub Note	6.900%	11-29-49	A+	$7,500	2,625,000

Electric Utilities 8.16%					27,156,285

DPL Capital Trust II (Z)	8.125	09-01-31	BB+	24,000	23,386,320

Entergy Gulf States, Inc.,
1st Mtg Bond (Z)	6.200	07-01-33	BBB+	5,000	3,769,965

Oil & Gas Storage & Transportation 1.12%					3,740,000

Southern Union Co.,
Jr Sub Note, Ser A (7.200% to 11-1-11
then variable) (P)(Z)	7.200	11-01-66	BB	8,800	3,740,000

Issuer				Shares	Value

Common stocks 1.90%					$6,335,050

(Cost $6,605,465)

Electric Utilities 0.29%					984,750

Duke Energy Corp.				65,000	984,750

Gas Utilities 0.76%					2,520,225

ONEOK, Inc.				86,250	2,520,225

Integrated Telecommunication Services 0.07%					246,200

AT&T, Inc.				10,000	246,200

Multi-Utilities 0.17%					552,475

Public Service Enterprise Group, Inc.				17,500	552,475

Oil & Gas Storage & Transportation 0.61%					2,031,400

Spectra Energy Corp.				140,000	2,031,400

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 144.74%					$481,847,899

(Cost $684,363,346)

Agricultural Products 3.69%					12,298,000

Ocean Spray Cranberries, Inc., 6.250%,
Ser A (B)(S)(Z)			BBB–	143,000	12,298,000

See notes to financial statements

Semiannual report | Preferred Income Fund	7

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Broadcasting & Cable TV 6.78%			$22,573,112

CBS Corp. , 6.750% (Z)	BBB	188,600	2,842,202

Comcast Corp. , 7.000%, Ser B (Z)	BBB+	634,000	14,543,960

Comcast Corp. , 7.000% (Z)	BBB+	227,000	5,186,950

Consumer Finance 7.29%			24,297,067

HSBC Finance Corp. , 6.875% (Z)	AA–	400,000	8,380,000

HSBC Finance Corp. , 6.000% (Z)	AA–	134,200	2,402,180

HSBC Finance Corp. , 6.360%, Depositary
Shares, Ser B (Z)	A	297,000	4,564,890

HSBC Holdings PLC , 6.200%, Ser A (Z)	A	161,000	2,479,400

SLM Corp. , 6.970%, Ser A (Z)	BB	147,391	4,118,105

SLM Corp. , 6.000% (Z)	BBB–	194,100	2,352,492

Diversified Banks 14.84%			49,408,899

Bank of America Corp. , 8.625% (Z)	BB–	95,000	1,309,100

Bank of America Corp. , 8.200% (Z)	BB–	260,000	3,673,800

Bank of America Corp. , 6.204%, Depositary
Shares, Ser D (Z)	BB–	265,000	2,922,950

Barclays Bank PLC , 8.125%	A	205,000	2,870,000

Fleet Capital Trust VIII , 7.200% (Z)	A–	480,000	6,576,000

Royal Bank of Scotland Group PLC , 7.250%,
Ser T (Z)	BB	59,000	336,300

Royal Bank of Scotland Group PLC , 6.350%,
Ser N (Z)	BB	25,000	124,750

Royal Bank of Scotland Group PLC , 5.750%,
Ser L (Z)	BB	583,133	2,647,424

Santander Finance Preferred SA, Unipersonal ,
6.410%, Ser 1 (Z)	A+	225,000	5,085,000

Sovereign Bancorp , 7.300%, Depositary
Shares, Ser C	BB+	105,067	1,628,538

USB Capital VIII , 6.350%, Ser 1 (Z)	A+	179,800	3,536,666

USB Capital X , 6.500% (Z)	A+	45,000	956,250

Wachovia Preferred Funding Corp. , 7.250%,
Ser A (Z)	A+	185,000	3,237,500

Wells Fargo & Co. , 8.000% (Z)	A+	659,100	11,995,620

Wells Fargo Capital Trust IV , 7.000% (Z)	A+	108,100	2,509,001

Diversified Capital Markets 1.21%			4,015,550

Deutsche Bank Contingent Capital Trust II ,
6.550%	A–	105,000	1,408,050

Deutsche Bank Contingent Capital Trust III ,
7.600%	A–	175,000	2,607,500

Diversified Financial Services 12.39%			41,231,465

ABN AMRO Capital Funding Trust V ,
5.900% (Z)	BB+	619,967	5,114,728

ABN AMRO Capital Funding Trust VII ,
6.080% (Z)	BB+	183,000	1,491,450

BAC Capital Trust IV , 5.875% (Z)	A–	30,000	375,300

Citigroup Capital VII , 7.125% (Z)	BB	171,000	1,951,110

See notes to financial statements

8	Preferred Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Diversified Financial Services (continued)

Citigroup Capital VIII , 6.950% (Z)	BB	654,000	$7,455,600

Citigroup Capital X , 6.100% (Z)	BB	40,000	402,000

Citigroup Capital XI , 6.000% (Z)	BB	25,000	254,750

General Electric Capital Corp. , 6.625%	AAA	5,000	117,500

ING Groep NV , 7.050% (Z)	A	755,100	9,378,342

ING Groep NV , 7.200% (Z)	A	100,000	1,290,000

ING Groep NV , 6.125% (Z)	A	61,500	688,185

JPMorgan Chase Capital X , 7.000%, Ser J (Z)	A–	565,000	12,712,500

Diversified Metals & Mining 1.41%			4,706,600

Freeport McMoRan Copper & Gold, Inc. ,
6.750%	BB	101,000	4,706,600

Electric Utilities 34.78%			115,782,538

Duquesne Light Co. , 6.500% (Z)	BB	73,650	3,166,950

Entergy Mississippi, Inc. , 7.250% (Z)	A–	361,950	8,994,457

FPC Capital I , 7.100%, Ser A (Z)	BBB–	897,000	21,734,310

FPL Group Capital Trust I , 5.875% (Z)	BBB+	300,000	7,299,000

Georgia Power Capital Trust VII , 5.875% (Z)	BBB+	250,600	6,026,930

Georgia Power Co. , 6.000%, Ser R (Z)	A	365,000	9,179,750

HECO Capital Trust III , 6.500% (Z)	BB+	370,000	8,290,331

Interstate Power & Light Co. , 8.375%,
Ser B (Z)	Baa2	699,350	18,672,645

NSTAR Electric Co. , 4.780% (Z)	A–	15,143	1,081,778

PPL Electric Utilities Corp. , 6.250%, Depositary
Shares (Z)	BBB	230,000	5,002,500

PPL Energy Supply, LLC , 7.000% (Z)	BBB	554,610	14,253,477

Southern California Edison Co. , 6.125% (Z)	BBB–	119,000	9,746,850

Westar Energy, Inc. , 6.100% (Z)	BBB	102,800	2,333,560

Gas Utilities 2.97%			9,900,127

Southern Union Co. , 7.550%	BB	31,000	651,000

Southwest Gas Capital II , 7.700% (Z)	BB	408,350	9,249,127

Integrated Telecommunication Services 0.16%			526,260

AT&T, Inc. , 6.375%	A	21,000	526,260

Investment Banking & Brokerage 8.51%			28,313,927

Goldman Sachs Group, Inc. , 6.200%, Ser B (Z)	BBB	230,000	4,710,400

Lehman Brothers Holdings Capital Trust III ,
6.375%, Ser K (H)(Z)	C	150,000	1,800

Lehman Brothers Holdings, Inc., 5.940%,
Depositary Shares, Ser C (G)(H)(Z)	D	175,600	1,756

Merrill Lynch Preferred Capital Trust III ,
7.000% (Z)	A–	366,400	4,510,384

Merrill Lynch Preferred Capital Trust IV ,
7.120% (Z)	A–	278,752	3,523,425

Merrill Lynch Preferred Capital Trust V ,
7.280% (Z)	A–	367,000	4,862,750

Morgan Stanley Capital Trust III , 6.250% (Z)	BBB	182,400	2,932,992

See notes to financial statements

Semiannual report | Preferred Income Fund	9

F I N A N C I A L   S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Investment Banking & Brokerage (continued)

Morgan Stanley Capital Trust IV , 6.250% (Z)	BBB	60,000	$961,800

Morgan Stanley Capital Trust V , 5.750% (Z)	A3	349,500	5,088,720

Morgan Stanley Capital Trust VI , 6.600% (Z)	BBB	105,000	1,719,900

Life & Health Insurance 9.19%			30,594,960

Aegon NV , 6.375% (Z)	A–	444,900	5,334,351

Aegon NV , 6.500% (Z)	A–	116,100	1,392,039

Lincoln National Capital VI , 6.750%, Ser F (Z)	A–	175,800	3,234,720

MetLife, Inc. , 6.500%, Ser B (Z)	BBB	729,000	12,538,800

PLC Capital Trust IV , 7.250% (Z)	BBB+	224,600	3,110,710

PLC Capital Trust V , 6.125% (Z)	BBB+	256,000	2,928,640

Prudential PLC , 6.500% (Z)	A–	122,000	2,055,700

Movies & Entertainment 5.76%			19,159,514

Viacom, Inc. , 6.850% (Z)	BBB	985,065	19,159,514

Multi-Utilities 7.73%			25,736,669

Baltimore Gas & Electric Co. , 6.990%,
Ser 1995 (Z)	Ba1	40,000	4,100,000

BGE Capital Trust II , 6.200% (Z)	BB+	636,825	11,259,066

DTE Energy Trust I , 7.800% (Z)	BB+	100,567	2,423,665

Public Service Electric & Gas Co. , 4.180%,
Ser B (Z)	BB+	4,805	339,473

Xcel Energy, Inc. , 7.600% (Z)	BBB–	300,967	7,614,465

Oil & Gas Exploration & Production 7.59%			25,267,200

Nexen, Inc. , 7.350% (Z)	BB+	1,316,000	25,267,200

Real Estate Investment Trusts 4.57%			15,215,865

Duke Realty Corp. , 6.600%, Depositary Shares,
Ser L (Z)	BB+	109,840	1,253,274

Duke Realty Corp. , 6.500%, Depositary Shares,
Ser K (Z)	BB+	110,000	1,375,000

Duke Realty Corp. , 6.625%, Depositary Shares,
Ser J (Z)	BB+	66,525	784,330

Public Storage, Inc. , 6.450%, Depositary
Shares, Ser X (Z)	BBB	25,000	457,000

Public Storage, Inc. , 7.500%, Depositary
Shares, Ser V (Z)	BBB	497,643	11,346,261

Regional Banks 4.43%			14,742,297

KeyCorp Capital VI , 6.125% (Z)	BBB	25,900	342,657

PFGI Capital Corp. , 7.750% (B)(Z)	A–	796,000	14,399,640

Reinsurance 0.69%			2,299,525

RenaissanceRe Holdings Ltd. , 6.080%,
Ser C (Z)	BBB+	147,500	2,299,525

Specialized Finance 1.02%			3,403,865

CIT Group, Inc. , 6.350%, Ser A (Z)	BB	145,000	1,015,000

Repsol International Capital Ltd. , 7.450%,
Ser A (Z)	BB+	111,110	2,388,865

See notes to financial statements

10	Preferred Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Thrifts & Mortgage Finance 1.13%			$3,756,375

Sovereign Capital Trust V , 7.750% (Z)	BB+	238,500	3,756,375

U.S. Government Agency 0.03%			88,000

Federal National Mortgage Assn.,
(8.250% to 12-31-10 then variable) (P)(Z)	C	80,000	88,000

Wireless Telecommunication Services 8.57%			28,530,084

Telephone & Data Systems, Inc. , 6.625% (Z)	BBB–	233,000	3,755,960

Telephone & Data Systems, Inc. , 7.600% (Z)	BBB–	816,553	14,412,161

United States Cellular Corp. , 7.500% (Z)	BBB–	582,460	10,361,963

Total investments (Cost $733,705,631)† 156.71%			$521,704,234

Other assets and liabilities, net (56.71%)			($188,804,052)

Total net assets 100.00%			$332,900,182

The percentage shown for each investment category is the total value of that category as a percentage of the Fund’s net assets.

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) These securities are fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $26,697,640 or 8.02% of the Fund’s net assets as of January 31, 2009.

(G) Security rated internally by John Hancock Advisers, LLC. Unaudited.

(H) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral for the Committed Facility Agreement (see Note 10). Total collateral value at January 31, 2009 was $498,228,736.

† At January 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $733,739,539. Net unrealized depreciation aggregated $212,035,305, of which $4,199,259 related to appreciated investment securities and $216,234,564 related to depreciated investment securities.

The Fund had the following interest rate swap contracts open on January 31, 2009:

	RATE TYPE

NOTIONAL	FIXED PAYMENTS	VARIABLE PAYMENTS	TERMINATION		UNREALIZED
AMOUNT	MADE BY FUND	RECEIVED BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$70,000,000	4.37%	3-month LIBOR (a)	Nov 2010	Bank of America	($3,729,783)
$70,000,000	3.79%	3-month LIBOR (a)	Jan 2011	Morgan Stanley	(2,953,007)
Total					($6,682,790)

(a) At January 31, 2009, the 3-month LIBOR rate was 1.184% .

See notes to financial statements

Semiannual report | Preferred Income Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 1-31-09 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (Cost $733,705,631)	$521,704,234
Cash	6,572,761
Receivable for shares sold	159,550
Dividends and interest receivable	2,936,748
Prepaid arrangement fees (Note 10)	4,723
Receivable from affiliates	69,574

Total assets	531,447,590

Liabilities

Payable for investments purchased	611,748
Committed facility agreement payable (Note 10)	191,000,000
Unrealized depreciation of swap contracts (Note 3)	6,682,790
Interest payable (Note 10)	23,368
Payable to affiliates
Management fees	18,671
Other	38,967
Other payables and accrued expenses	171,864

Total liabilities	198,547,408

Net assets

Capital paid-in	612,858,777
Accumulated net realized loss on investments	(58,720,786)
Net unrealized depreciation of investments and swap contracts	(218,684,187)
Distributions in excess of net investment income	(2,553,622)
Net assets applicable to common shares	$332,900,182

Net asset value per share

Based on 25,849,642 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$12.88

See notes to financial statements

12	Preferred Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 1-31-09 (unaudited)1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses).

Investment income

Dividends	$23,708,634
Interest	1,733,601

Total investment income	25,442,235

Expenses

Investment management fees (Note 6)	2,075,235
Accounting and legal services fees (Note 6)	40,389
Transfer agent fees	19,089
Interest expense (Note 10)	2,700,897
Professional fees	107,683
Custodian fees	64,125
Printing fees	44,120
Trustees’ fees	21,902
Registration and filing fees	16,316
Miscellaneous	7,168

Total expenses	5,096,924
Less expense reductions (Note 6)	(296,155)

Net expenses	4,800,769

Net investment income	20,641,466

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(37,300,628)
Financial futures contracts	634,788
Swap contracts	(616,876)
(37,282,716)
Change in net unrealized appreciation (depreciation) of
Investments	(94,020,859)
Financial futures contracts	4,788
Swap contracts	(4,840,510)
(98,856,581)
Net realized and unrealized loss	(136,139,297)
Decrease in net assets from operations	($115,497,831)

1 Semiannual period from 8-1-08 to 1-31-09.

See notes to financial statements

Semiannual report | Preferred Income Fund	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period
	ended	ended
	7-31-08	1-31-09[1]

Increase (decrease) in net assets

From operations
Net investment income	$52,419,425	$20,641,466
Net realized loss	(20,384,308)	(37,282,716)
Change in net unrealized appreciation (depreciation)	(93,964,390)	(98,856,581)
Distributions to APS	(10,892,837)	—

Decrease in net assets resulting from operations	(72,822,110)	(115,497,831)

Distributions to common shareholders
From net investment income	(48,005,450)	(24,021,720)
From net realized gain	(3,948,356)	—
	(51,953,806)	(24,021,720)
From Fund share transactions (Note 7)	360,205	326,190

Total decrease	(124,415,711)	(139,193,361)

Net assets

Beginning of period[2]	596,509,254	472,093,543
End of period	$472,093,543	$332,900,182

1 Semiannual period from 8-1-08 to 1-31-09. Unaudited.
2 Includes accumulated (distributions in excess of) net investment income of $826,632 and ($2,553,622), respectively.

See notes to financial statements

14	Preferred Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows 1-31-09 (Unaudited)

For the
period ended
1-31-09[1]

Cash flows from operating activities

Net decrease in net assets from operations	($115,497,831)
Distributions to preferred shareholders	—
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(164,455,864)
Investments sold	205,736,877
Decrease in short-term investments	—
Net amortization of premium (discount)	21,774
Increase in dividends and interest receivable	(78,912)
Increase in receivable from affiliates	(36,503)
Increase in payable for investments purchased	611,748
Decrease in receivable for investments sold	754,256
Decrease in cash collateral at broker for futures contracts	453,600
Decrease in prepaid arrangement fees	434,444
Decrease in other receivables and prepaid expenses	13,261
Increase in unrealized depreciation of swap contracts	4,840,510
Decrease in payable for futures variation margin	(181,125)
Decrease in payable to affiliates	(5,905)
Decrease in interest payable	(15,315)
Decrease in accrued expenses	(24,266)
Net change in unrealized (appreciation) depreciation on investments	94,021,193
Net realized gain on investments	37,282,716

Net cash provided by operating activities	$63,874,658

Cash flows from financing activities

Borrowings from committed facility agreement payable	26,000,000
Repayment of committed facility agreement payable	(58,000,000)
Reinvest of common shares	326,190
Distributions to common shareholders	(24,021,720)
Net cash used in financing activities	(55,695,530)

Net increase in cash	8,179,128

Cash at beginning of period	(1,606,367)

Cash at end of period	6,572,761

Supplemental disclosure of cash flow information

Cash paid for interest	$1,757,303

1 Semiannual period from 8-1-08 to 1-31-09. Unaudited.

See notes to financial statements

Semiannual report | Preferred Income Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	7-31-04[1]	7-31-05[1]	7-31-06	7-31-07	7-31-08	1-31-09[2]

Per share operating performance

Net asset value, beginning of period	$25.15	$24.59	$25.78	$23.85	$23.11	$18.28
Net investment income[3]	2.31	2.30	2.24	2.13	2.04	0.80
Net realized and unrealized gain
(loss) on investments	(0.25)	1.16	(1.66)	(0.25)	(4.44)	(5.27)
Distribution to APS (Note 9)	(0.13)	(0.26)	(0.45)	(0.55)	(0.42)	—
Total from investment operations	1.93	3.20	0.13	1.33	(2.82)	(4.47)
Less distributions to
common shareholders
From net investment income	(2.16)	(2.01)	1.86	(1.86)	(1.86)	(0.93)[16]
From net realized gain	(0.33)	—	(0.20)	(0.21)	(0.15)	—
Total distributions	(2.49)	(2.01)	(2.06)	(2.07)	(2.01)	(0.93)
Net asset value, end of period	$24.59	$25.78	$23.85	$23.11	$18.28	$12.88
Per share market value,
end of period	$24.14	$23.46	$23.63	$22.70	$17.35	$15.01
Total return at net asset value (%)[4,5]	7.97[6]	13.87[6]	1.37	5.46	(12.70)	(24.57)[7]
Total return at market value (%)[4,5]	9.65	5.55	10.37	4.56	(15.64)	(7.39)[7]

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$633	$663	$614	$597	$472	$333
Ratios (as a percentage
of average net assets):
Expenses before reductions
(excluding interest expense)	1.31	1.31	1.01	1.02	1.39	1.31[8]
Interest expense (Note 10)	—	—	—	—	0.30	1.47[8]
Expenses before reductions
(including interest expense)[9]	1.31	1.31	1.31	1.32	1.69	2.78[8]
Expenses net of all fee waivers
(excluding interest expense)[10]	1.02	1.02	1.03	1.03	1.16	1.14[8]
Expenses net of all fee waivers
(including interest expense)	1.02	1.02	1.03	1.03	1.46	2.61[8]
Net investment income[11]	9.21	9.03	9.14	8.77	9.67	5.47[8]
Portfolio turnover (%)	21	24	18	15	10	5

See notes to financial statements

16	Preferred Income Fund | Semiannual report

F I N A N C I A L  S T A T E M E N T S

Financial highlights (continued)

Period ended	7-31-04[1]	7-31-05[1]	7-31-06	7-31-07	7-31-08	1-31-09[2]

Senior securities

Total value of APS outstanding
(in millions)	$280	$280	$280	$280	—[12]	—
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25	—	—
Average market value per unit
(in thousands)	$25	$25	$25	$25	—	—
Asset coverage per unit[13]	$79,892	$83,539	$79,097	$78,080	—	—
Total debt outstanding end
of period (in millions) (Note 10)	—	—	—	—	$223	$191
Asset coverage per $1,000 of APS[14]	$3,259	$3,369	$3,191	$3,130	—	—
Asset coverage per $1,000 of debt[15]	—	—	—	—	$3,117	$2,743

1 Audited by previous Independent Registered Public Accounting Firm.

2 Semiannual period from 8-1-08 to 1-31-09. Unaudited.

3 Based on the average of the shares outstanding.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

6 Unaudited.

7 Not annualized.

8 Annualized.

9 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that do not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of gross expenses would have been 0.91%, 0.92%, 0.91% and 0.91% for the years ended 7-31-04, 7-31-05, 7-31-06 and 7-31-07, respectively.

10 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net expenses would have been 0.71%, 0.72%, 0.71% and 0.71% for the years ended 7-31-04, 7-31-05, 7-31-06 and 7-31-07, respectively.

11 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 6.43%, 6.33%, 6.33% and 6.08% for the years ended 7-31-04, 7-31-05, 7-31-06 and 7-31-07, respectively.

12 In May 2008, the Fund entered into a Committed Facility Agreement with a third-party commercial bank in order to redeem the APS. The redemption of all APS was completed on May 28, 2008.

13 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

14 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 8).

15 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 8).

16 A portion of the distributions may be deemed a tax return of capital at year-end.

See notes to financial statements

Semiannual report | Preferred Income Fund	17

Notes to financial statements (unaudited)

Note 1
Organization
John Hancock Preferred Income Fund (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund began operations on August 27, 2002.

Note 2
Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation
Investments are stated at value as of the close of the regular trading on New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are value based on broker quotes or fair valued as described below. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, effective with the beginning of the Fund’s fiscal year. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

18	Preferred Income Fund | Semiannual report

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 —Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2009:

	INVESTMENTS IN	OTHER FINANCIAL
VALUATION INPUTS	SECURITIES	INSTRUMENTS*

Level 1 — Quoted Prices	$439,129,536	—
Level 2 — Other Significant Observable Inputs	55,877,058	($6,682,790)
Level 3 — Significant Unobservable Inputs	26,697,640	—
Total	$521,704,234	($6,682,790)

*Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	INVESTMENTS IN	OTHER FINANCIAL
	SECURITIES	INSTRUMENTS

Balance as of July 31, 2008	—	—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	($6,686,048)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	33,383,688	—
Balance as of January 31, 2009	$26,697,640	—

Security transactions and related
investment income
Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or when the Fund becomes aware of the dividends from cash collections. Discounts/premiums are accreted/ amortized for financial reporting purposes.

Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

From time to time, the Fund may invest in Real Estate Investment Trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess

Semiannual report | Preferred Income Fund	19

of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts
Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft together with interest due thereon. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses
The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes
The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $895,650 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire July 31, 2016. Net capital losses of $20,513,634 that are attributable to security transactions incurred after October 31, 2007, are treated as arising on August 1, 2008, the first day of the Fund’s next taxable year.

As of January 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended July 31, 2008 remains subject to examination by the Internal Revenue Service.

Distribution of income and gains
The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends monthly. Capital gains, if any, are distributed annually. During the year ended July 31, 2008, the tax character of distributions paid was as follows: ordinary income $58,898,761 and long-term capital gain $3,947,882, the tax character of the long-term capital gain distribution was proportionally shared between the common and preferred shareholders of the Fund.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital. The final determination of tax characteristics of the Fund’s distribution will occur at the end of the year, at which time it will be reported to shareholders.

Statement of cash flows
The cash amount shown in the Statement of cash flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

New accounting pronouncements
In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008.

20	Preferred Income Fund | Semiannual report

FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Note 3
Financial instruments
Swap contracts
The Fund may enter interest rate, credit default, cross-currency, and other forms of swap transactions to manage its exposure to credit, currency and interest rate risks or to enhance the Fund’s income. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund is a party to International Swap Dealers Association, Inc., Master Agreements (“ISDA Master Agreements”) with select counterparties that govern over the counter derivative transactions, which may include foreign exchange derivative transactions, entered into by the Fund and those counter-parties. The ISDA Master Agreements typically include standard representations and warranties, as well as provisions outlining the general obligations of the Fund and counterparties relating to collateral, events of default, termination events and other standard provisions. Termination events may include a decline in the Fund’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle counterparties to elect to terminate early and calculate damages based on that termination, with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact on the financial statements of the Fund. Due to the decline in net assets of the Fund during the period ended January 31, 2009, one or more counterparties currently may be entitled to terminate early, but none has elected to take such action. The Schedule to the ISDA Master Agreements may give counterparties the right to require that the Fund posts additional collateral, as opposed to giving the counterparties the right to terminate the ISDA Master Agreement.

Interest rate swap agreements
Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each

Semiannual report | Preferred Income Fund	21

other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

Note 4
Risk and uncertainties
Concentration risk
The Fund may concentrate investments in a particular industry, sector of the economy or invest in a limited number of companies. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly. In addition, a fund with a concentration is particularly susceptible to the impact of market, economic, regulatory and other factors affecting the specific concentration.

Fixed income risk
Fixed income securities are subject to credit and interest rate risk and involve some risk of default in connection with principal and interest payments.

Derivatives and counterparty risk
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them.

Risks associated with foreign investments
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less information available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Sector risk — utilities industry
Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Utilities can be hurt by higher interest costs in connection with capital construction programs, costs associated with environmental and other regulations and the effects of economic declines, surplus capacity and increased competition. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

Leverage utilization risk
The Fund utilizes leverage to increase assets available for investment. See Note 8 for risks associated with the utilization of leverage.

Note 5
Guarantees and indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

22	Preferred Income Fund | Semiannual report

Note 6
Management fee and transactions with
affiliates and others
The Fund has an investment management contract with John Hancock Advisers LLC (the Adviser), a wholly owned subsidiary of the John Hancock Financial Services, Inc. a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the committed facility agreement (see Note 8) (collectively, managed assets). The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee, on an annual basis, to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the management fees amounted to $296,155 for the period ended January 31, 2009. After the eighth year, the Adviser is not obligated to waive a portion of the management fee. The effective rate for the period ended January 31, 2009, is 0.64% of the Fund’s average daily managed assets.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the period amounted to $40,389 with an effective rate of 0.01% of the Fund’s managed assets.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/ or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note 7
Fund share transactions
Common shares
The Fund is authorized to issue an unlimited number of common shares with no par value. This listing illustrates the number of Fund shares reinvested during the year ended July 31, 2008, and the period ended January 31, 2009, along with the corresponding dollar value:

		Year ended 7-31-08	Period ended 1-31-09[1]
	Shares	Amount	Shares	Amount

Distributions reinvested	18,226	$360,205	23,478	$326,190

1Semiannual period from 8-1-08 to 1-31-09. Unaudited.

Semiannual report | Preferred Income Fund	23

Note 8
Leverage
The Fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. Until May 7, 2008, the Fund used Auction Preferred Securities (APS) for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit from leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs,which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Effective May 2, 2008, the Fund’s Trustees approved a plan whereby the Fund’s form of leverage has changed from APS to a Committed Facility Agreement (the CFA). A third party commercial bank has agreed to provide this credit facility that enabled the refinancing of the Fund’s APS to debt. The redemption of all series was completed on May 28, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	APS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)
Maximum Leverage	$280 million	$255 million
amount
Costs Associated	Dividends paid to preferred	Interest expense (overnight LIBOR
with Leverage	shareholders (maximum rate	plus 0.70%)*
equals the overnight commercial
paper rate plus 1.25%)

	APS auction fees	Arrangement fee **

	Auction agent expenses	Commitment fees (0.60% of the
unused portion of the CFA)

Preferred share transfer
agent expenses

 * One month LIBOR plus 0.85% as of January 1, 2009.
** Arrangement fee is $637,500.

24	Preferred Income Fund | Semiannual report

Interest expense, arrangement fees and commitment fees are included in the Statement of Operations. See Note 10 for further details of the CFA.

Note 9
Auction preferred shares
The Fund issued a total of 11,200 APS on October 23, 2002, in a public offering. The underwriting discount and offering costs were recorded as a reduction of the capital paid-in of common shares. From June 1, 2007 to February 13, 2008, APS of the Fund were successfully remarketed at each remarketing date. All remarketing efforts of APS shares occurring after February 13, 2008 were not successful. As a result, the dividend rates for all series were reset to the maximum, which ranged from 3.40% to 4.35%. The redemption of the APS was completed on May 28, 2008.

Note 10
Committed facility agreement
Effective May 7, 2008, the Fund entered into the CFA with a third party commercial bank that allows it to borrow up to an initial limit of $296 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Schedule of Investments. Interest is charged at the overnight LIBOR rate plus 0.70% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Prior to July 1, 2008, the commitment fee was 0.55% on the unused portion of the facility. Arrangement and commitment fees for the period ended January 31, 2009 totaled $434,444 and $215,380, respectively, and are included in interest expense in the Statement of Operations. As of January 31, 2009, the Fund had borrowings of $191,000,000 at an interest rate of 0.85% and is reflected in the revolving credit agreement payable on the Statement of Asset and Liabilities. For the period from August 1, 2008 to January 31, 2009, the average borrowings under the CFA and the average interest rate (annualized) were $184,763,587 and 2.44%, respectively. The Fund may reduce or terminate the amount of the CFA upon 270 days’ notice to the lender, and it may terminate the agreement with 60 days’ notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments are in the best interests of the Fund’s shareholders. In certain circumstances, the CFA may automatically terminate, and in other specified circumstances it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the agreement, and it may modify or terminate the agreement upon 270 days’ notice. Effective January 1, 2009, the effective interest rate of the CFA was changed to the one month LIBOR plus 0.85%.

Note 11
Purchase and sale of securities
Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended January 31, 2009, aggregated $27,327,460 and $68,630,406, respectively.

Note 12
Subsequent events
The Fund, subsequent to January 31, 2009, experienced significant asset depreciation due to market events resulting in a 22.9% drop in net assets from $332.9 million as of January 31, 2009 to $256.7 million as of March 20, 2009. As a result of this decrease in net assets, the Fund has reduced outstanding senior debt by $27 million since January 31, 2009.

On March 2, 2009, the Fund announced that it was reducing its monthly dividend rate by 20% from $0.155 to $0.124 per share. Under normal market conditions, each Fund attempts to provide consistent distributions to shareholders from earned income generated by each Fund’s assets and consistent with its investment objective. The Fund’s management considered a number of factors before coming to the decision to decrease the distribution rate, including the lower net investment income earned on the Fund’s lower asset levels, as well as uncertainty in future corporate dividend rates due to preferred stock call risk, extreme market volatility and unprecedented economic circumstances. As a result, the Fund’s management felt that it was prudent to decrease the dividend rate at this time.

Semiannual report | Preferred Income Fund	25

Investment objective and policy
The Fund’s primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed-income securities, that are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment. “Assets” are defined as net assets, including the liquidation preference of APS, plus borrowing for investment purposes.

Bylaws
On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountants’ confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions
During the period ended January 31, 2009, dividends from net investment income totaling $0.93 per share were paid to common shareholders. The dates of payments and amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

August 29, 2008	$0.1550
September 30, 2008	0.1550
October 31, 2008	0.1550
November 28, 2008	0.1550
December 31, 2008	0.1550
January 30, 2009	0.1550
Total	$0.93

Dividend reinvestment plan
The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check and mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend-disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to, or exceeds, their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next

26	Preferred Income Fund | Semiannual report

ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account. The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased, as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividends to be reported on the 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance
If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Semiannual report | Preferred Income Fund	27

Shareholder meeting (unaudited)

On March 31, 2008, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 23,524,968 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified (there were no current nominees for election by the preferred shareholders), with votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	23,149,438	366,032
William H. Cunningham	23,143,909	371,561

The preferred shareholders elected John A. Moore as a Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 9,401 FOR and 97 ABSTAINING.

28	Preferred Income Fund | Semiannual report

Board Consideration of and Continuation
of Investment Advisory Agreement and
Subadvisory Agreement: John Hancock
Preferred Income Fund
The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Preferred Income Fund (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 5–6 and June 9–10, 2008, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. This information included: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group). The funds within the Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. Data covered a range of periods ended December 31, 2007,1 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The Board principally considered data on performance and other information provided by Morningstar as of December 31, 2007. The Board also considered updated performance information provided to it by the Adviser or Subadviser at its May and June 2008 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services
The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and

Semiannual report | Preferred Income Fund	29

other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance
The Board considered the performance results for the Fund over various time periods ended December 31, 2007. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark indices. The Board reviewed with representatives of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted that the Fund’s performance during the 1- and 3-year periods was higher than the performance of the median of the Peer Group and the Merrill Lynch Preferred Stock Hybrid Securities Index, and lower than the performance of its other benchmark index, the Lehman Brothers US Aggregate Bond Index. The Board viewed favorably that the Fund’s performance during the 5-year period was higher than the performance of the Peer Group median and the performance of both benchmark indices.

Investment advisory fee and subadvisory fee rates and expenses
The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group. The Board noted that the Fund’s Gross Expense Ratio was lower than, and the Net Expense Ratio was equal to, the median of the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability
The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

30	Preferred Income Fund | Semiannual report

Economies of scale
The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser
The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review
As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Preferred Income Fund. Therefore, Morningstar did not provide such an analysis.

Semiannual report | Preferred Income Fund	31

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham*	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky
Gregory A. Russo	Transfer agent
*Members of the Audit Committee	Mellon Investor Services
†Non-Independent Trustee
Legal counsel
Officers	K&L Gates LLP
Keith F. Hartstein
President and Chief Executive Officer	Stock symbol
Listed New York Stock Exchange: HPI
Thomas M. Kinzler
Secretary and Chief Legal Officer	For shareholder assistance
refer to page 27
Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Gordon M. Shone
Treasurer

John G. Vrysen
Chief Operating Officer

Additional information about your fund is available without charge in several ways. As required by the SEC, you can access proxy voting information and quarterly portfolio information on your fund. The proxy voting information includes a description of proxy voting policies, procedures and information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. The quarterly portfolio information that includes a complete list of the fund’s holdings for the first and third quarters of the fund’s fiscal period is filed on Form N-Q. You have access to this information:

By phone	On the fund’s Website	At the SEC
1-800-852-0218	www.jhfunds.com	www.sec.gov
1-800-SEC-0330
SEC Public Reference Room

You can also contact us:
Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Month-end portfolio holdings are available at www.jhfunds.com.

32	Preferred Income Fund | Semiannual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P80SA 1/09
3/09

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds - Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: March 20, 2009

By: /s/ Charles A. Rizzo
-------------------------------------
Charles A. Rizzo
Chief Financial Officer

Date: March 20, 2009